Exhibit 24.1
January 2, 1998


G. Edison Holland, Jr., Kirby R. Willis
  and Wayne Boston


Dear Sirs:

         Savannah Electric and Power Company proposes to file with the Securities and Exchange Commission a registration statement or statements under the Securities Act of 1933, as amended, covering up to an aggregate of $110,000,000 in any combination of preferred and capital securities of a statutory business trust or trusts (or other special purpose entity or entities) and guarantee or guarantees and debt securities of the Company.

         Savannah Electric and Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney (with full power of substitution) for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission the aforementioned registration statement or statements and appropriate amendment or amendments thereto (including post-effective amendments), to be accompanied in each case by a prospectus and any appropriately amended prospectus or supplement thereto and any necessary exhibits.

         Savannah Electric and Power Company hereby authorizes you or any one of you to execute said registration statement or statements and any amendments thereto (including post-effective amendments) on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

         The undersigned directors and officers of Savannah Electric and Power Company hereby authorize you or any one of you to sign said registration statement or statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement or statements by appropriate amendment or amendments (including post-effective amendments) and to file the same as aforesaid.

                                Yours very truly,

                                SAVANNAH ELECTRIC AND POWER COMPANY



                                By /s/G. Edison Holland, Jr.
                                     G. Edison Holland, Jr.
                                     President and Chief Executive Officer

/s/Archie H. Davis                           /s/Paul J. DeNicola
Archie H. Davis                              Paul J. DeNicola

/s/G. Edison Holland, Jr.                    /s/Arnonld M. Tenenbaum
G. Edison Holland, Jr.                       Arnold M. Tenenbaum

/s/Kirby R. Willis                           /s/Nancy E. Frankenhauser
Kirby R. Willis                              Nancy E. Frankenhauser

Extract from unanimous written consent of the executive committee of the board of directors of Savannah Electric and Power Company.


                          - - - - - - - - - - - - - - -

         RESOLVED: That the officers of this Company be and hereby are authorized and empowered in their discretion to execute and file with the Securities and Exchange Commission under the Securities Act of 1993, as amended, a registration statement or statements covering up to an aggregate of $110,000,000 in any combination of preferred and capital securities of a statutory business trust or trusts (or other special purpose entity or entities), and guarantee or guarantees and debt securities of the Company, such registration statement or statements to be in such form as the officers executing the same may deem appropriate and as counsel may advise, and the officers are further hereby authorized and empowered to execute and file with said Commission any necessary or appropriate amendments (including post-effective amendments) thereto; and

         RESOLVED FURTHER: That for the purpose of signing such registration statement or statements and any amendment or amendments (including post-effective amendments) thereto, this Company, the members of its board of directors and its officers are authorized to grant their several powers of attorney to G. E. Holland, Jr., Kirby R. Willis and Wayne Boston.

                          - - - - - - - - - - - - - - -

         The undersigned officer of Savannah Electric and Power Company does hereby certify that the foregoing is a true and correct copy of resolutions duly and regularly adopted by unanimous written consent of the executive committee of the board of directors of Savannah Electric and Power Company, effective February 2, 1998, and that said resolutions have not since been rescinded but are still in full force and effect.


Dated  February 12, 1998           SAVANNAH ELECTRIC AND POWER COMPANY



                                   By:      /s/Wayne Boston
                                               Wayne Boston
                                           Assistant Secretary